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                                                                    EXHIBIT 4.0


        TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE CERTIFICATE
                            WHEN READY FOR DELIVERY

PREFERRED STOCK                                                 PREFERRED STOCK
                            EXCEL REALTY TRUST, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFICATE IS TRANSFERABLE              SEE REVERSE FOR IMPORTANT NOTICE
IN BOSTON, MA OR IN NEW YORK, NY                  ON TRANSFER RESTRICTIONS
                                                   AND OTHER INFORMATION

                                                     CUSIP 3006 7R 30 5

This certifies that





is the record holder of


      FULLY PAID AND NONASSESSABLE SHARES OF THE $____ SERIES A CUMULATIVE
                CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, OF
                            EXCEL REALTY TRUST, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Charter of the Corporation and the Bylaws of the Corporation and any amendments thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



 /s/ [SIGNATURE]        [EXCEL REALTY TRUST, INC. SEAL]        /s/ [SIGNATURE]

     SECRETARY                                                     PRESIDENT



COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
              TRANSFER AGENT AND REGISTRAR

BY              /s/ [SIGNATURE]

                AUTHORIZED SIGNATURE

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                                IMPORTANT NOTICE

        The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own shares of Common Stock and/or Preferred Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the value of the outstanding Equity Stock of the Corporation. Any Person who attempts or proposes to Beneficially Own or Constructively Own shares of Common Stock and/or Preferred Stock in excess of the above limitation must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby may be automatically transferred to a trust for the benefit of one or more charitable organizations to be designated by the Corporation.

        The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemptions of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series,
(i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirely by reference to the Charter of the Corporation, a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office.

        Keep this certificate in a safe place. If it is lost, stolen, or destroyed the corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

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
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                       NOTICE OF ELECTION TO CONVERT
                      (CONVERTIBLE INTO COMMON STOCK)                         FOR

            The undersigned hereby irrevocably elects to convert           CONVERSION

   __________________________________________________________ shares          USE

   of $_____ Series A Cumulative Convertible Preferred Stock,                 ONLY
   represented by the within certificate into shares of Common
   Stock of EXCEL REALTY TRUST, INC (as such shares may be constituted on the conversion date) in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation.

   Dated ___________________________
                                    ________________________________
                                                Signature

-------------------------------------------------------------------------


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

        TEN COM  --  as tenants in common                  UNIF GIFT MIN ACT -- _______________Custodian________________
        TEN ENT  --  as tenants by the entireties                                    (Cust)                  (Minor)
        JT TEN   --  As joint tenants with right of                             under Uniform Gifts to Minors
                     survivorship and not as tenants                            Act_____________________________________
                     in common                                                                  (State)
                                                           UNIF TRF MIN ACT  -- _______________Custodian________________
                                                                                     (Cust)
                                                                                _________________under Uniform Transfers
                                                                                     (Minor)
                                                                                to Minors Act___________________________
                                                                                                      (State)
Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNED)

________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________



                                               X _______________________________________________________________________



                                               X _______________________________________________________________________
                                        NOTICE:  THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                 WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                 ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.
Signature(s) Guaranteed



By ___________________________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Add-18.
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